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                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                     MORGAN
                                  GROWTH FUND


                               February 28, 1996


                       A MEMBER OF THE VANGUARD GROUP(r)


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1  OBJECTIVE

Vanguard/Morgan Growth Fund seeks to provide long-term capital growth by investing in common stocks. The Fund may not meet this objective.

2  INVESTMENT STRATEGIES

The Fund invests across many industries--in large companies with strong records of growth, sales, and earnings, as well as in smaller companies that have plans to expand or have performed well during specific market cycles. The Fund aims to match and, if possible, outperform an index of the 50 largest growth mutual funds in the U.S. In addition to investing in common stocks, the Fund may also invest, to a limited degree, in short-term fixed-income securities, futures contracts, and options.

3  RISKS

Investors in the Fund are exposed to . . .

- A HIGH degree of stock market risk (the possibility that stock prices in general will decline over short or extended periods).

Historical returns for the U.S. stock market (as measured by the Standard & Poor's 500 Composite Stock Price Index) show some of this market volatility. From 1926 to 1995, the S&P 500 Index provided an annualized total return of +10.5%, but provided a negative return--averaging -12.3%--in 20 of these 70 years. Annual returns for the period ranged from a low of -43.3% to a high of +53.9%.

Because it emphasizes growth stocks, the Fund is likely to perform differently than broader market benchmarks like the S&P 500 Index.

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4  APPROPRIATENESS

This Fund may be suitable for investors who . . .

-    Are seeking long-term capital growth.

-    Are willing to assume above-average investment risk.

-    Want a growth fund as part of a balanced investment program.

-    Plan to invest for at least five years.


The Fund is not suitable for investors who . . .

-    Are seeking current income.

-    Cannot tolerate fluctuating share prices.

5       FEES AND EXPENSES

Vanguard/Morgan Growth Fund-like all Vanguard Funds-is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1995 was 0.49% of assets.


        ANNUAL FUND OPERATING EXPENSES
        --------------------------------------------
        Investment Advisory Fees                0.14%
        Distribution Costs                      0.02
        Other Expenses                          0.33
                                                ----
        Total Operating Expenses                0.49%
                                                ====


The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.


        1 Year    3 Years    5 Years    10 Years
        ----------------------------------------
          $5        $16         $27        $62

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6. PAST PERFORMANCE


                                  PERFORMANCE
                            ANNUAL RETURNS 1986-1995

                   1986    1987   1988   1989   1990    1991     1992     1993     1994     1995
                 -------------------------------------------------------------------------------
Vanguard/Morgan
  Growth Fund       7.8     5.0   22.3   22.7  -1.50    29.3      9.5      7.3     -1.7     36.0

S&P 500 Index*     18.6     5.1   16.6   31.7   -3.1    30.5      7.6     10.1      1.3     37.6


                              PERFORMANCE SUMMARY
                        PERIODS ENDED DECEMBER 31, 1995


                              AVERAGE ANNUAL TOTAL RETURN
                           MORGAN GROWTH FUND       S&P 500*
               --------------------------------------------------
                1 Year           +35.98%             +37.58%
                5 Year           +15.25%             +16.59%
               10 Years          +13.03%             +14.86%


Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.

"Standard & Poor's(r)" and "S&P 500(tm)" are trademarks of The McGraw-Hill Companies, Inc.

7   INVESTMENT ADVISER

The Fund employs a "multi-manager" approach. The four investment advisers select stocks and maintain portfolios independently of one another. As of December 31, 1995, the Fund's assets were divided as follows:

                                           PERCENTAGE OF
        ADVISER                            FUND'S ASSETS
        ------------------------------------------------
        Wellington Management Company           40.8%
        Franklin Portfolio Associates Trust     34.9
        Husic Capital Management                13.6
        Vanguard Core Management Group          10.7


8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts).

9   REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10  DISTRIBUTIONS

The Fund expects to pay dividend and capital gains distributions annually in December. These distributions can be automatically reinvested or received in cash.

11  OTHER SERVICES

- Vanguard Fund Express(r)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(r)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

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                                     <LOGO>


                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.



0296-4B       (c) 1996 Vanguard Marketing Corporation, Distributor         FP26